Employee Benefit Plans - Schedule of Changes in Projected Benefit Obligations (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Retirement Benefits [Abstract]
Net Service cost	$ 90	$ 18
Interest cost / (credit)	41	6
Expected return on Assets	(85)
Amortization on Net (gain/loss)	36
Amortization on Prior service cost / (credit)	39
Total Net Periodic Benefit Cost / (credit)	121	24
Total Cashflow	$ (96)	$ (19)